Exhibit 10.34

Execution Version

FOURTH AMENDMENT TO GROUND LEASE AGREEMENT

This Fourth Amendment to Ground Lease Agreement (“Amendment Four”) is entered into effective as of October 17, 2014 (the “Amendment Four Effective Date”) by and between:

Lake Charles Harbor and Terminal District (“District”) (ID# XX-XXX0645), a political subdivision of the State of Louisiana, having a mailing address of P.O. Box 3753, Lake Charles, Louisiana 70602, which is represented by its duly authorized Executive Director, William J. Rase, III;

and

PNK (Lake Charles), L.L.C. (“Tenant”) (ID# XX-XXX4452), a Louisiana limited liability company, domiciled in East Baton Rouge Parish, Louisiana, having a mailing address of 777 Avenue L’Auberge, Lake Charles, Louisiana 70601, which is represented by its sole member, Pinnacle Entertainment, Inc., through its duly authorized representative.

INTRODUCTION

A.      District and Tenant are parties to the Ground Lease Agreement (the “Ground Lease”), dated as of August 21, 2003, but effective August 19, 2002, whereby District leased to Tenant certain property owned by District and located within the City of Lake Charles, Louisiana. The Ground Lease is evidenced of record by the Memorandum of Lease dated August 21, 2003, recorded under Clerk’s File No. 2639841 in Conveyance Book 3026, page 632 of the public records of Calcasieu Parish, Louisiana, as amended by Addendum Number One to Memorandum of Lease (“Addendum Number One”), recorded on July 6, 2005 under Clerk’s File No. 2726061 in Conveyance Book 3186, page 231.

B.      District and Tenant entered into Amendment Number One to Ground Lease Agreement (“Amendment One”) on May 27, 2005, which is recorded under Clerk’s File No. 2722049 in Conveyance Book 3178, page 137 of the public records of Calcasieu Parish, Louisiana.

C.      District and Tenant entered into Amendment Number Two to Ground Lease Agreement (“Amendment Two”) on March 1, 2007, which is recorded under Clerk’s File No. 2801790 in Conveyance Book 3323, page 545 of the public records of Calcasieu Parish, Louisiana.

D.      District and Tenant entered into Amendment Number Three to Ground Lease Agreement (“Amendment Three”) on July 1, 2011, which is recorded under Clerk’s File No. 3026902 in Conveyance Book 3758, page 399 of the public records of Calcasieu Parish, Louisiana (the Ground Lease, Addendum Number One, Amendment One, Amendment Two and Amendment Three collectively referred to hereinafter as the “Lease”).

E.      District and Tenant have agreed to amend the Lease pursuant to the terms of this Amendment Four.

NOW THEREFORE, for the consideration listed below, effective upon the Amendment Four Effective Date, the District and Tenant do hereby amend the Lease to include within the Project Site the parcel or parcels of real property more particularly described on Exhibit “A” (the “Additional Property”) attached hereto and made a part hereof, subject to the terms and conditions of the Lease.

1.        Tenant shall pay to the District additional annual rent applicable to the Additional Property equal to the sum of $13,068.00, commencing January 1, 2015. The annual rent prorated for the period January 1, 2015 through June 30th, 2015 shall equal $6,534.00. All subsequent rental payments related to the Additional Property shall be paid in the manner specified in Article 4 of the Ground Lease and shall be increased in the manner specified in Section A of Corrected Exhibit “3” of the Ground Lease. Rental shall never be less than $13,068.00, and shall only increase in accordance with the above formula. The additional annual rent provided for in this paragraph shall not be subject to any credits, including any credits for mitigation expenses for wetlands provided for in paragraph (c) on the Corrected Exhibit “3” of the Ground Lease.

2.        The inclusion of the real property described on Exhibit “A” as part of the Project Site is made subject to all rights of way and servitudes of record.

3.        All other terms and conditions of the Lease that are not modified by this Amendment Four remain in full force and effect.

4.        The parties each warrant that, as of the Amendment Four Effective Date, (i) neither it nor the other party is in default of any term, condition, or obligation under the Lease, (ii) there is no existing fact or condition which, with the giving of notice or passage of time or both, would become a default by the other party under the Lease and (iii) it waives any and all prior defaults, if any, under the Lease.

5.        Pinnacle Entertainment, Inc., in its capacity as guarantor pursuant to the Guaranty Agreement dated August 19, 2002, consents to the terms of this Amendment Four.

6.        This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

[Signatures on following page]

This Fourth Amendment to Ground Lease Agreement is executed by the parties below on the dates set forth below but effective as of the Amendment Four Effective Date.

WITNESSES:

X

Print Name:

X

Print Name:

LAKE CHARLES HARBOR and

TERMINAL DISTRICT

By:

Name:	William J. Rase, III

Title:	Executive Director

ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF CALCASIEU

Be it known, that on this 22 day of October, 2014, before me, the undersigned Notary Public, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally appeared William J. Rase, III, to be known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he is the Executive Director of the Lake Charles Harbor and Terminal District, a political subdivision of the State of Louisiana, that in such capacity, by and with the authority of the Board of Commissioners of the Lake Charles Harbor and Terminal District, he signed and executed the foregoing instrument, as his free and voluntary act and deed of said District, for and on behalf of said District, for the uses, purposes and benefits therein expressed.

X

Print Name: William J. Rase, III

Notary Public

My Commission Expires: AT DEATH.

Signature page to

Fourth Amendment to

Ground Lease Agreement

WITNESSES:

X

Print Name:

X

Print Name:

PNK (LAKE CHARLES), L.L.C.

By:	Pinnacle Entertainment, Inc.,
its Sole Member/Manager

By:

John A. Godfrey,
Executive Vice President,
Secretary and General Counsel

ACKNOWLEDGMENT

STATE OF

COUNTY/PARISH OF

Be it known, that on this 17th day of October, 2014, before me, the undersigned Notary Public, duly commissioned, qualified and sworn within and for the State and County/Parish aforesaid, personally appeared John A. Godfrey, to be known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he is the Executive Vice President, Secretary and General Counsel of the Member/Manager of PNK (Lake Charles), LLC, a Louisiana limited liability company, that in such capacity, by and with the authority of the members/managers of said limited liability company, he/she signed and executed the foregoing instrument, as his/her free and voluntary act and deed of said limited liability company, for and on behalf of said limited liability company, for the uses, purposes and benefits therein expressed.

X

Print Name: John A. Godfrey

Notary Public

My Commission Expires: Nov. 9, 2015

Signature page to

Fourth Amendment to

Ground Lease Agreement

EXHIBIT “A”

ADDITIONAL L’AUBERGE LEASE AREA

DESCRIPTION:

THAT CERTAIN TRACT OR PARCEL OF LAND LYING IN THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER (NE/4-SW/4) OF SECTION 11, TOWNSHIP 10 SOUTH, RANGE 9 WEST, CALCASIEU PARISH, LOUISIANA:

COMMENCING AT AN EXISTING 1” ROD MARKING THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER (SW/4-SE/4) OF SECTION 11, TOWNSHIP 10 SOUTH, RANGE 9 WEST, CALCASIEU PARISH, LOUISIANA;

THENCE NORTH 89° 11’ 50” WEST, ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER (SW/4-SE/4) OF SAID SECTION 11, FOR A DISTANCE OF 1735.52 FEET TO THE ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO;

THENCE NORTH 00° 53’ 19” EAST, ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 1791.72 FEET;

THENCE NORTH 89° 11’ 50” WEST, PARALLEL WITH THE SOUTH LINE OF THE AFORESAID SECTION 11 AND ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 200.00 FEET;

THENCE NORTH 00° 53’ 19” EAST, ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 125.97 FEET, THE POINT OF BEGINNING OF HEREIN DESCRIBED TRACT;

THENCE NORTH 49° 09’ 02” WEST, ALONG PROPERTY LINE CONTIGUOUS WITH GOLDEN NUGGET EXCLUSIVE, FOR A DISTANCE OF 448.00 FEET TO PROPERTY LINE CONTIGUOUS WITH GOLDEN NUGGET COMMON;

THENCE NORTH 64° 45’ 00” EAST, ALONG PROPERTY LINES CONTIGUOUS WITH SAID GOLDEN NUGGET COMMON AND PNK COMMON, FOR A DISTANCE OF 317.95 FEET TO THE ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO;

THENCE SOUTH 89° 06’ 42” EAST, ALONG THE SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 57.95 FEET TO AN EXISTING 5/8” REBAR;

THENCE SOUTH 00° 53’ 19” EAST, ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 427.80 FEET TO THE POINT OF BEGINNING.

HEREIN DESCRIBED TRACT CONTAINING 77,508.15 SQUARE FEET OR 1.78 ACRES, MORE OR LESS.

ADDITIONAL L’AUBERGE COMMON AREA

DESCRIPTION:

THAT CERTAIN TRACT OR PARCEL OF LAND LYING IN THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER (NE/4-SW/4) OF SECTION 11, TOWNSHIP 10 SOUTH, RANGE 9 WEST, CALCASIEU PARISH, LOUISIANA:

COMMENCING AT AN EXISTING 1” ROD MARKING THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER (SW/4-SE/4) OF SECTION 11, TOWNSHIP 10 SOUTH, RANGE 9 WEST, CALCASIEU PARISH, LOUISIANA;

THENCE NORTH 89° 11’ 50” WEST, ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER (SW/4-SE/4) OF SAID SECTION 11, FOR A DISTANCE OF 1735.52 FEET TO THE ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO;

THENCE NORTH 00° 53’ 19” EAST, ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 1791.72 FEET;

THENCE NORTH 89° 11’ 50” WEST, PARALLEL WITH THE SOUTH LINE OF THE AFORESAID SECTION 11 AND ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 200.00 FEET;

THENCE NORTH 00° 53’ 19” EAST, ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 553.77 FEET;

THENCE NORTH 89° 06’ 42” WEST, FOR A DISTANCE OF 57.95 FEET, THE POINT OF BEGINNING OF HEREIN DESCRIBED TRACT;

THENCE SOUTH 64° 45’ 00” WEST, ALONG PROPERTY LINE CONTIGUOUS WITH PNK EXCLUSIVE, FOR A DISTANCE OF 268.54 FEET TO PROPERTY LINE CONTIGUOUS WITH GOLDEN NUGGET COMMON;

THENCE NORTH 22° 00’ 02” WEST, ALONG PROPERTY LINE CONTIGUOUS WITH SAID GOLDEN NUGGET COMMON, FOR A DISTANCE OF 165.52 FEET;

THENCE NORTH 58° 02’ 34” EAST, FOR A DISTANCE OF 106.98 FEET TO A POINT LYING 105.00 FEET PERPENDICULAR TO THE ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO;

THENCE SOUTH 49° 09’ 02” EAST, 105.00 FEET WESTERLY OF AND PARALLEL WITH SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 143.56 FEET;

THENCE SOUTH 89° 06’ 42” EAST, FOR A DISTANCE OF 105.54 FEET TO THE POINT OF BEGINNING.

HEREIN DESCRIBED TRACT CONTAINING 27,720.54 SQUARE FEET OR 0.64 ACRES, MORE OR LESS.